UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 15, 2023, Enovix Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023, as supplemented by a proxy statement supplement filed with the SEC on June 13, 2023 (the “Proxy Statement”). The following is a brief description of each matter voted on at the Annual Meeting, including the number of votes cast with respect to each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1 – Election of Directors
Stockholders approved the election of each of the Company’s six (6) directors to serve for a one-year term until the Company’s 2024 Annual Meeting of Stockholders. The results of the voting were as follows:

Nominee	Voting Result	For	Withheld	Broker Non-Votes
Thurman J. “T.J.” Rodgers	Approved	59,627,686	3,297,563	40,333,596
Betsy Atkins	Approved	50,873,521	12,051,728	40,333,596
Pegah Ebrahimi	Approved	50,693,285	12,231,964	40,333,596
Emmanuel T. Hernandez	Approved	62,070,232	855,017	40,333,596
Gregory Reichow	Approved	61,705,200	1,220,049	40,333,596
Dr. Raj Talluri	Approved	62,246,710	678,539	40,333,596
Proposal 2 – Compensation of Our Named Executive Officers
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting were as follows:

Voting Result	For	Against	Abstain	Broker Non-Votes
Approved	57,996,678	4,642,442	286,129	40,333,596
Proposal 3 – Frequency of Future Stockholder Advisory Votes on the Compensation of Our Named Executive Officers
Stockholders approved, on an advisory basis, holding future stockholder advisory votes on the compensation of the Company’s named executive officers every “one year.” The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
61,994,726	226,110	504,147	200,266	40,333,596
Proposal 4 – Ratification of Appointment of Independent Registered Accounting Firm for Fiscal Year 2023

Stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the voting were as follows:

Voting Result	For	Against	Abstain
Approved	102,741,074	204,604	313,167

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enovix Corporation

Date:	June 20, 2023	By:	/s/ Steffen Pietzke
Steffen Pietzke Chief Financial Officer